Exhibit 99.1

Nasdaq Debut Draws Strong Attention with Proprietary A.I. Technology in a 500 Billion Digital Media Advertising.

Los Angeles, CA — January 29, 2026 (GLOBE NEWSWIRE) — EVA Live, Inc. (the “Company” or “EVA”), which began trading on the Nasdaq Stock Market under the ticker symbol GOAI, attracted significant market and media attention following its Nasdaq debut.

EVA officially began trading on the Nasdaq Stock Market under the ticker GOAI, and the move has already drawn strong attention from investors and the broader market.

While the Nasdaq listing is new, EVA itself is not. The Company has been developing its own proprietary AI ad server that operates on all search engines and social media platforms without industry limitations. The proprietary codebase gives Eva an advantage over other AI companies with superior learning capabilities while increasing marketing ROI. The Company’s intellectual property has allowed EVA to gain market share in the digital media advertising space while scaling consistently.

“We’re excited about the attention, but what really matters to me is what we’ve built over time and what we’ll continue to build,” said David Boulette, Founder and CEO of EVA Live. “This didn’t happen overnight. Our technology and our code base give us an edge over other AI companies, and now we’re able to really capitalize on that.”

EVA AI code base can continuously adjust, improve, and train for better learning while eliminating fraud and increasing optimization. EVA’s advantage is now being leveraged and expanded into additional digital marketing verticals. The global digital advertising market is experiencing rapid growth, with total ad spending estimated to be 500 billion 2025. Driven by the expansion of e-commerce, mobile-first strategies, and AI-driven personalization, this market is projected to grow at a compound annual growth rate of 13%–15%, potentially exceeding $1 trillion to $1.3 trillion by 2030–2033 according to Grand View Research.

By building its business around AI from the ground up, EVA can operate more efficiently, leveraging its own technology internally. The Company’s expansion plans are beating industry averages and exceeding development deadlines by 15-20%.

With nearly a decade of operating history, strong recurring revenue, consistent quarter-over-quarter growth, and fully proprietary AI technology, EVA is positioning itself to become a lasting and influential player in the digital media industry.

About EVA Live, Inc.

EVA Live, Inc. is an AI technology-driven media and digital solutions company focused on delivering innovative solutions, scalable growth, and long-term shareholder value.

Cautionary Note Regarding Forward-Looking Statements.

This press release contains “forward-looking statements” within the meaning of Section 27A of the United States Securities Act of 1933, as amended, and Section 21E of the United States Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included herein, including but not limited to such things as future business strategy, plans, and goals, and the expansion and growth of our business. The words “estimate”, “plan”, “anticipate”, “expect”, “intend”, “believe” “target”, “budget”, “may”, “can”, “will”, “would”, “could”, “should”, “seeks”, or “scheduled to” and similar words or expressions, or negatives of these terms or other variations of these terms or comparable language or any discussion of strategy or intention identify forward-looking statements. Please see the risk factors included in the Company’s United States Securities and Exchange Commission filings, which could cause actual results and events to differ materially from those contained in the forward-looking statements. You are cautioned against attributing undue certainty to forward-looking statements. Although these forward-looking statements were based on assumptions that the Company believes are reasonable when made, you are cautioned that forward-looking statements are not guarantees of future performance and that actual results, performance, or achievements may differ materially from those made in or suggested by the forward-looking statements in this press release. Any forward-looking statements made in this press release speak only as of the date of those statements. We undertake no obligation to update those statements or publicly announce the results of any revisions to any of those statements to reflect future events or developments.

Media Inquiries:

Javan Khazali

Phone: 310-229-5981

Email: info@eva.live